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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: August 23, 2002
(Date of earliest event reported)



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-76376                51-0362653
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
Incorporation)                       File Number)          Identification No.)

8400 Normandale Lake Blvd.                                      55437
Suite 250                                                     (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 5.        Other Events.

          On August 29, 2002, the Registrant will cause the issuance and sale of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS5, Class A-IA, Class A-IB-1, Class A-IB-2, Class A-IB-3, Class SB, Class R-I and Class R-II (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2002, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

          In connection with the sale of the Series 2002-KS5, Class A-IA, Class A-IB-1, Class A-IB-2 and Class A-IB-3 Certificates (together, the "Underwritten Certificates"), the Registrant has been advised by Credit Suisse First Boston Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-76376, which Computational Materials are being filed electronically as exhibits to this report.

          The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investor; based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.
     Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage
     Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.




Item 7.      Financial Statements. Pro Forma Financial Information and Exhibits

        (a)   Financial Statements.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits


                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                  Description

          1                      99                Computational Materials



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          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET  SECURITIES
                                                   CORPORATION

                                                   By: /s/ Julie Steinhagen
                                                   Name: Julie Steinhagen
                                                   Title:   Vice President



Dated: August 23, 2002

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                                        EXHIBIT INDEX



           Item 601(a) of       Sequentially
Exhibit    Regulation S-K       Numbered
Number.    Exhibit No.          Description                  Page

1          99                   Computational Materials      Filed Electroncally

                                           EXHIBIT

                                   (Intentionally Omitted)


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